Exhibit 99.1

FOR IMMEDIATE RELEASE

Lear Contacts:
Mel Stephens
(248) 447-1624

Ed Lowenfeld
(248) 447- 4380

Lear Announces Pricing of $650 Million Senior Notes Offering

SOUTHFIELD, Michigan, November 18, 2014 - Lear Corporation [NYSE: LEA], a leading global supplier of automotive seating and electrical distribution systems, announced today that it priced an offering of $650 million in aggregate principal amount of 5.25% senior unsecured notes due 2025 in an underwritten public offering. The offering is expected to close on November 21, 2014, subject to market and other conditions.

The Company intends to use $350 million of the net proceeds from the offering, along with the proceeds of its $500 million delayed draw term loan facility, to finance the previously announced acquisition of Eagle Ottawa. The Eagle Ottawa acquisition is expected to close in the first quarter of 2015 subject to customary conditions, including regulatory approvals. The Company intends to use the remainder of the net proceeds from the offering to redeem the remaining outstanding aggregate principal amount of its 8.125% Senior Notes due 2020 (the “2020 Notes”) and for general corporate purposes, including the payment of fees and expenses associated with the Eagle Ottawa acquisition and related financing transactions. The board of directors of the Company has authorized, contingent upon the closing of the offering, the redemption of the remaining outstanding aggregate principal amount of the 2020 Notes on or after March 15, 2015, the first available optional redemption date under the indenture governing the 2020 Notes.

Citigroup Global Markets Inc., Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC are acting as joint book-running managers for the bond offering. Lear is making this offering pursuant to a shelf registration statement that became effective upon filing with the Securities and Exchange Commission (the “SEC”) on March 11, 2014. This offering will be made solely by means of a prospectus and prospectus supplement, copies of which may be obtained from Citigroup Global Markets Inc. c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (or by telephone at 1-800-831-9146), Barclays Capital Inc. c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (or by email at barclaysprospectus@broadridge.com or telephone at 1-888-603-5847), Merrill Lynch, Pierce, Fenner & Smith Incorporated at 222 Broadway, New York, New York 10038, Attention: Prospectus Department (or by e-mailing: dg.prospectus_requests@baml.com), HSBC Securities (USA) Inc. by telephone at 1-866-811-8049, J.P. Morgan Securities LLC c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (or by telephone at 1-866-803-9204) and

RBC Capital Markets, LLC at Three World Financial Center, 200 Vesey Street, New York, NY 10281, Attn: High Yield Capital Markets (or by telephone at 877-280-1299 or email at RBCNYFixedIncomeProspectus@rbccm.com) or through the SEC website at www.sec.gov.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. The words “will,” “may,” “designed to,” “outlook,” “believes,” “should,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “forecasts” and similar expressions identify certain of these forward-looking statements. The Company also may provide forward-looking statements in oral statements or other written materials released to the public. All such forward-looking statements contained or incorporated in this press release or in any other public statements which address operating performance, events or developments that the Company expects or anticipates may occur in the future, including, without limitation, statements related to business opportunities, awarded sales contracts, sales backlog and ongoing commercial arrangements, or statements expressing views about future operating results, are forward-looking statements. Actual results may differ materially from any or all forward-looking statements made by the Company. Important factors, risks and uncertainties that may cause actual results to differ materially from anticipated results include, but are not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates; the financial condition and restructuring actions of the Company’s customers and suppliers; changes in actual industry vehicle production levels from the Company’s current estimates; fluctuations in the production of vehicles or the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier; disruptions in the relationships with the Company’s suppliers; labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company; the outcome of customer negotiations and the impact of customer-imposed price reductions; the impact and timing of program launch costs and the Company’s management of new program launches; the costs, timing and success of restructuring actions; increases in the Company’s warranty, product liability or recall costs; risks associated with conducting business in foreign countries; the impact of regulations on the Company’s foreign operations; the operational and financial success of the Company’s joint ventures; competitive conditions impacting the Company and its key customers and suppliers; disruptions to the Company’s information technology systems, including those related to cybersecurity; the cost and availability of raw materials, energy, commodities and product components and the Company’s ability to mitigate such costs; the outcome of legal or regulatory proceedings to which the Company is or may become a party; the impact of pending legislation and regulations or changes in existing federal, state, local or foreign laws or regulations; unanticipated changes in cash flow, including the Company’s ability to align its vendor payment terms with those of its customers; limitations imposed by the Company’s existing indebtedness and the Company’s ability to access capital markets on commercially reasonable terms; impairment charges initiated by adverse industry or market developments; the

Company’s ability to execute its strategic objectives; changes in discount rates and the actual return on pension assets; costs associated with compliance with environmental laws and regulations; the impact of new regulations related to conflict minerals; developments or assertions by or against the Company relating to intellectual property rights; the Company’s ability to utilize its net operating loss, capital loss and tax credit carryforwards; global sovereign fiscal matters and creditworthiness, including potential defaults and the related impacts on economic activity, including the possible effects on credit markets, currency values, monetary unions, international treaties and fiscal policies; and other risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, its Quarterly Report on Form 10-Q for the quarter ended June 28, 2014 and its other Securities and Exchange Commission filings. Future operating results will be based on various factors, including actual industry production volumes, commodity prices and the Company’s success in implementing its operating strategy.

The forward-looking statements in this press release are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

About Lear

Lear Corporation is one of the world’s leading suppliers of automotive seating and electrical distribution systems. The Company’s world-class products are designed, engineered and manufactured by a diverse team of approximately 125,000 employees located in 36 countries. Lear’s headquarters are in Southfield, Michigan, and Lear is traded on the New York Stock Exchange under the symbol [LEA]. Further information about Lear is available at lear.com.

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